UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

POLARIS FUTURES FUND L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-53115	20-8528957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

On December 8, 2017, Ceres Managed Futures LLC (the “General Partner”), the general partner of Polaris Futures Fund L.P. (the “Registrant”), issued an investor notice stating that, after reviewing the current asset levels of the Registrant, the General Partner has determined that it would be in the best interest of the Registrant to be consolidated into Ceres Tactical Systematic L.P. (formerly, Tactical Diversified Futures Fund L.P.) (“Tactical Systematic”), another commodity pool operated by the General Partner. The General Partner believes that consolidating these similarly situated funds will provide economies of scale for the Registrant, resulting in greater operational efficiency and fixed cost savings for investors. The General Partner intends to consolidate the Registrant with Tactical Systematic following the close of business on December 31, 2017.

The General Partner intends to instruct the advisors to the Registrant to liquidate the Registrant’s Futures Interests (as defined in the Registrant’s limited partnership agreement (“Registrant LPA”)) on or before December 31, 2017. The General Partner intends to contribute the cash proceeds of such liquidation, along with all of the Registrant’s remaining cash (other than the portion needed for the Registrant’s final expenses), to Tactical Systematic in exchange for units of limited partnership interest (“Tactical Systematic Units”). Following the close of business on December 31, 2017, the General Partner will effect a pro rata in-kind distribution of the Tactical Systematic Units to all of the Registrant’s limited partners (“Limited Partners”) as of that date. Following the distribution, each Limited Partner will own Tactical Systematic Units of the relevant class of units, equal in value to the Limited Partner’s interest in the Registrant as of the close of business on December 31, 2017. The Registrant will then be dissolved and terminated in accordance with the terms of the Registrant LPA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARIS FUTURES FUND L.P.

By:	Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: December 11, 2017